Exhibit 99.1

AMENDMENT SEVEN TO THIRD RESTATED REVOLVING CREDIT LOAN AGREEMENT

This Amendment Seven to Third Restated Revolving Credit Loan Agreement (“Amendment”) is dated July 30, 2011 (“Effective Date”) by and among AAON, INC., an Oklahoma corporation (“AAON”) and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, INC. (“ACP”) (separately a “Borrower” and collectively the  “Borrowers”) and BOKF, NA dba Bank of Oklahoma, formerly known as Bank of Oklahoma, N.A. (“Lender”).

RECITALS

A.     Reference is made to the Third Restated Revolving Credit Loan Agreement dated as of July 30, 2004, by and between Borrower and Lender, as amended July 30, 2005, July 30, 2006, July 30, 2007, July 30, 2008, July 30, 2009 and July 30, 2010 (as amended, the “Loan Agreement”), pursuant to which currently exists a $15,150,000 Revolving Credit Loan (“Line”)  and Commitment, and pursuant to with other Loan Documents (defined therein) were executed and delivered to Lender, including without limitation the following: that certain $15,150,000 Promissory Note (“Existing Note”) dated July 30, 2010, maturing on the Effective Date and payable by Borrower to the order of Lender;  and that certain Guaranty Agreement (“Guaranty Agreement”) executed by AAON, INC., a Nevada corporation (“Guarantor”).

B.     Borrower has requested Lender to (i) increase the Line and Commitment to $30,000,000, and (ii) extend the Termination Date and the Commitment to July 29, 2012; and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

For valuable consideration received, Borrower and Lender agree to the following:

1.     Definitions.  Capitalized terms used in this Amendment (including capitalized terms used in the Recitals) that are not otherwise defined herein have the respective meanings ascribed to them in the Loan Agreement.

2.     Amendments to Loan Agreement.

2.1.     Section 1.24. (Loan) is hereby amended to evidence that the sum “$15,150,000” shall now mean and read “$30,000,000.”

2.2.     Section  1.41 (Termination Date) is hereby amended to evidence that the date “July 30, 2011” shall now mean and read “July 29, 2012.”

2.3.     Section 2.5 (1) (Prime Rate) is hereby amended to read as follows:

“2.5 (1) For a Prime Loan, a rate equal to the Prime Rate, floating, per annum.”

2.4.     Section 2.5 (2) (Libor Loan) is hereby amended to read as follows:

“2.5 (2) for a LIBOR Loan, a rate equal to the LIBOR Interest Rate, plus two and one-half percent (2.5%) per annum.”

2.5.     Section 2.6 (Note) is hereby amended to evidence that the sum “FIFTEEN MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($15,150,000)” shall now mean and read “THIRTY MILLION AND NO/100 DOLLARS ($30,000,000).”  Further, the form of the Revolving Credit Note attached as Schedule 2.6 to the Loan Agreement is hereby replaced with the $30,000,000 Promissory Note defined below, together with extensions, renewals and modifications thereof.

2.6.     Section 7.1 (Tangible Net Worth) is hereby amended to evidence that the sum “$75,000,000” shall now mean and read “95,000,000.”

2.7.Section 7.3 (Working Capital) is hereby amended to read as follows:

“7.3.    Working Capital.  The Borrower shall not at any time permit the aggregate sum of the Borrower’s  combined Working Capital plus the AAON (Nevada) Working Capital, to be less than; (i) from July 30, 2011 through September 30, 2011, $30,000,000; (ii) as of December 31, 2011, $35,000,000; (iii) as of March 31, 2012, $35,000,000; and (iv) as  June 30, 2012, $40,000,000.”

2.8.     In furtherance of the increase of the Loan and Commitment, any and all other references in the Loan Agreement to $15,150,000 Revolving Credit Loan, $15,150,000 Revolving Line and $15,150,000 Credit Note shall now mean and read “$30,000,000 Revolving Credit Loan”, “$30,000,000 Revolving Line” and “$30,000,000 Credit Note” respectively.

3.     Conditions Precedent.  The modifications to the Loan Agreement set forth in this Amendment shall be effective from and after the Effective Date, but subject to the Borrower’s satisfaction of each of  the following conditions precedent:

3.1.     Loan Documents.  The Borrower shall have duly and validly authorized, executed and delivered to the Lender the following documents, each in form and substance satisfactory to the Lender:

3.1.1.     This Amendment;

3.1.2.     The $30,000,000 Promissory Note (“$30,000,000 Promissory Note”) in form and content as set forth on Exhibit A attached to this Amendment; and

3.1.3.     Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

3.2.     No Event of Default.  No Event of Default shall have occurred and be continuing.

3.3.     Legal Matters.  All legal matters incident to this Amendment and the transactions contemplated hereby shall be satisfactory to the Lender and its legal counsel.

3.4.     Ratification of Guaranty Agreement.  The Guarantor, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies and confirms the Guaranty, (iii) confirms that, after giving effect to the amendments provided for herein, the Guaranty shall continue in full force and effect, (iv) agrees that the that the Obligations guaranteed under the Guaranty Agreement additionally includes payment and performance under the $30,000,000 Promissory Note together with extensions, renewals and modifications thereof; and (v) represents that each representation and warranty set forth therein remains true and correct as of the date hereof, except to the extent they relate to a specific time.

4.     REPRESENTATIONS AND WARRANTIES.

4.1.     Reaffirmation.  The Borrower confirms that all representations and warranties made by it in, and all exhibits and schedules attached to, the Loan Agreement and other Loan Documents are and will be true and correct on the Effective Date except to the extent such representations and warrants specifically refer to an earlier date, and all of such representations and warranties are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment.

4.2.     Additional Representations and Warranties.  The Borrower further represents and warrants to the Lender that:

4.2.1.     The Borrower has all power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Loan Agreement (as amended by this Amendment) and the $30,000,000 Promissory Note (separately and collectively, the “Amendment Documents”).

4.2.2.     The Amendment Documents are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

4.2.3.     The execution, delivery and performance of the Amendment Documents by the Borrower do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of the Borrower, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which Borrower is subject or by which the assets and property of the Borrower are bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by the Borrower pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower is a party, other than the obligations of the Borrower in favor of the Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of the Lender or the Borrower’s ability to perform its obligations under the Loan Agreement and other Loan Documents.

5.     MISCELLANEOUS.

5.1.     Effect of Amendment.  The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment.

5.2.     Descriptive Headings.  The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this amendment.

5.3.     Governing Law.  This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

5.4.     Reimbursement of Expenses.  The Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation legal fees and out-of-pocket expenses of legal counsel to the Lender, incurred by Lender in connection herewith.

5.5.     Release of Lender.  The Borrower hereby releases the Lender from any and all claims, damages, defenses and setoffs, known or unknown, which may have arisen in connection with the Loan Documents on or prior to the Effective Date.

5.6.     No Waiver.  Borrower expressly acknowledges and agrees that the execution of this Agreement shall not constitute a waiver of, and shall not preclude the exercise of, any right, power or remedy granted to Lender in any document evidencing or securing the Loan, or any portion thereof, or as provided by law.  No previous amendment, modification, extension or compromise entered into with respect to any indebtedness of Borrower to Lender shall constitute a course of dealing or be inferred or construed as constituting an expressed or implied understanding to enter into any future modification, extension, or compromise.  No delay on the part of Lender in exercising any right, power, or remedy shall operate as a waiver thereof, or otherwise prejudice Lender’s rights, powers, or remedies.

5.7.     Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

5.8.     USA Patriot Act Notification.  The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance therewith.

5.9.     Late Fees.  To the extent any payment due under any Loan Document is not paid within 10 calendar days of the due date therefore, in addition to any interest or other fees and charges due under the applicable Loan Document, Borrower shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made.  The imposition or collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

[SIGNATURE PAGE FOLLOWS]

“Borrower”

AAON, INC., an Oklahoma corporation

By
Norman H. Asbjornson, President

AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.)

By
Norman H. Asbjornson, President

“Lender”

BOKF, NA dba Bank of Oklahoma

By
Ky Chaffin, Senior Vice President

RATIFICATION OF GUARANTY

As inducement for the Lender to enter into the Amendment Seven to Third Restated Revolving Credit Loan Agreement (“Amendment”) dated effective July 30, 2011 to which this Ratification is affixed, the undersigned Guarantor hereby agrees to Section 3.4 of the Amendment.

AAON, INC., a Nevada corporation

By
Norman H. Asbjornson, President

Exhibit “A”

PROMISSORY NOTE

$30,000,000	Effective July 30, 2011
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation (“AAON”) and AAON COIL PRODUCTS, INC., A Texas corporation (formerly known as CP/AAON, INC. (“ACP”) (separately and collectively, the "Maker"), jointly and severally promise to pay to the order of BOKF, NA dba Bank of Oklahoma, formerly known as Bank of Oklahoma, N.A. ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of THIRTY MILLION DOLLARS ($30,000,000), or so much thereof as may have been advanced from time to time under this Note pursuant to the Loan Agreement (defined below), together with interest thereon from the date of disbursement, all as hereinafter provided.  Except as otherwise provided herein, interest shall be computed and accrue on the principal amount hereof from time to time outstanding from the date advanced to the date of payment at a rate per annum equal to the Interest Rate (defined below), payable as follows:

a.	Principal. Principal shall be payable on the Maturity Date (defined below).

b.
Interest.  Interest shall be payable on the last day of each month (except for interest on LIBOR Loans which shall be payable on the last day of the applicable Interest Period) and on the Maturity Date, commencing August 31, 2011, based upon the type of loan and interest rate related thereto, as more specifically described in the Loan Agreement, which terms are incorporated herein by reference.

This Note is the "Revolving Credit Note" referred to in the Loan Agreement.  Reference is made to the Loan Agreement for provisions for interest accrual, the interest rate, the payment and prepayment hereof and for the acceleration of the maturity hereof, all of which are incorporated herein and made a part hereof.  Terms used herein shall have the meanings ascribed to them in the Loan Agreement, unless specifically defined herein.

In addition to terms defined elsewhere in this Note, the following terms shall have the following definitions:

“Business Day” means any day other than a Saturday, Sunday or legal holiday on which commercial banks are authorized or required to be closed in Tulsa, Oklahoma.

“Event of Default” shall have the meaning given in the Loan Agreement, including without limitation the failure of Maker to make payments under this Note when due.

“Interest Rate” means the lesser of: (i) as to a tranche as elected by Maker under the Loan Agreement, the applicable Rates defined in Section 2.5.1 of the Loan Agreement; or (ii) the Maximum Rate; provided, that upon the occurrence of any Event of Default and following any stated grace period or notice and cure period, the interest rate accruing under (i) above shall equal the Past Due Interest Rates (“Default Rate”) described in Section 2.5.3 of the Loan Agreement.

“Loan” shall have the meaning given in the Loan Agreement.

“Loan Agreement” means that certain Third Restated Revolving Credit Loan Agreement dated July 30, 2004 by and between Maker and Lender evidencing the Loan, as amended from time to time.

“Loan Documents” shall have the meaning set forth in the Loan Agreement.

“Maturity Date” means the earliest to occur of: (i) July 29, 2012; or (ii) the date on which the entire principal amount evidenced by this Note and all accrued and unpaid interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise in accordance with the terms of this Note, the Loan Agreement or any other Loan Documents.

“Maximum Rate”  means the maximum interest rate allowed by applicable law in effect with respect to the Loan on the date for which a determination of interest accrued hereunder is made and after taking into account all fees, payments and other charges which are, under applicable law, characterized as interest.

“Note” means this $30,000,000 Promissory Note.

If any payment shall be due on a day other than a Business Day, such payment shall be due and payable on the next succeeding Business Day and interest shall accrue to such day.  All interest due hereon shall be computed on the actual number of days elapsed (365 or 366) based upon a 360-day year.

All payments under this Note shall be made in lawful currency of the United States of America in immediately available funds at Lender's office described above without abatement, counterclaim or set-off, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

If from any circumstances whatsoever fulfillment of any provision hereof or any of such other agreements shall cause the amount paid to exceed the Maximum Rate, then ipso facto, the amount paid to Lender shall be reduced to the Maximum Rate, and if from any such circumstances Lender shall receive interest which exceeds the maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note, and following application thereof to any other costs, expenses and fees due and owing to Lender under the Loan Agreement or any other Loan Documents, such excess shall be refunded to Maker.

Upon the occurrence of an Event of Default, this Note and all interest accrued hereon shall become due and payable at the election of the holder hereof, without notice or demand.  The payment and acceptance of any sum on account of the Note shall not be considered a waiver of such right of election.  Upon and after the occurrence of any Event of Default, the outstanding principal balance of this Note shall accrue interest at the Default Rate.

The obligations of Maker hereunder are independent of the obligations to Lender of any present or future guarantor, endorser or other obligor, or any other party who now or hereafter becomes liable under the Note by contract, by operation of law or otherwise (Maker and each such other party are also referred to as an “Obligor”).

Maker waives: (i) diligence, notice of default, non-payment, demand for payment, notice of acceptance of this instrument, the Loan Agreement or any other Loan Documents, and indulgences and notices of any kind; (ii) any delay or failure of Lender in the exercise of any right or remedy; (iii) the release, compromise, subordination, substitution, impairment, or failure to perfect any security or any rights or remedies against any Obligor(s); (iv) any right to marshaling, subrogation, reimbursement or indemnity, until all indebtedness owed to Lender has been fully and indefeasibly paid and Maker’s ability to obtain credit under the Loan Agreement has been irrevocably terminated; (v) any right to request or obtain from Lender information on any Obligor(s); and (vi) any act, omission or thing which might operate as a legal or equitable defense or discharge of any Obligor(s). Without limiting any other provisions of this Note, Maker waives presentment, demand for payment, protest, notice of nonpayment, and all suretyship defenses.

Without notice to, or further consent of any Obligor(s), Maker consents to: (i) every renewal, forbearance, extensions of time, and other change in the terms or conditions of any indebtedness; (ii) every waiver of Lender’s rights against any Obligor(s) or any security, without such waiver prohibiting the later exercise of the same or similar rights; and (iii) any election of rights or remedies by Lender, including Lender’s enforcement of this Note without first pursuing Lender’s rights against any Obligor(s) or any security.  Any bankruptcy, insolvency, merger, consolidation, dissolution or death of any Obligor(s) shall not affect Maker’s obligations to Lender hereunder.  Maker subordinates any claim or security it now or hereafter may have against any other Obligor(s) or its assets to any indebtedness Maker owes to Lender.  Without limiting any of Lender’s rights or Maker’s obligations, Maker waives all suretyship defenses.  Maker agrees that Lender shall have no duty to advise any Obligor(s) of any information regarding any circumstances bearing upon the risk of nonpayment of any indebtedness owed by Maker to Lender.

Maker and any other Obligor(s) will, on demand, pay all costs, expenses and fees incurred by the holder hereof in connection with the enforcement and collection of this Note, including without limitation reasonable attorneys’ fees.  A photographic or other reproduction of this Note shall be admissible in evidence with the same effect as the original Note in any judicial or other proceeding, whether or not the original is in existence.

Notwithstanding any course of dealing or course of performance: (i) neither failure nor delay on the part of Lender to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege; (ii) no notice to or demand upon Maker shall be deemed to be a waiver of the obligation of Maker or the right of Lender to take further action without notice or demand; and (iii) no amendment, modification, rescission, waiver or release of any provision of this Note shall be effective unless the same shall be in writing and signed by the holder hereof.

At any time after the occurrence of an Event of Default, without demand or notice (which Maker expressly waives), and regardless of the adequacy of any other collateral security, Lender may set off against any and all accounts, deposits, credits, collateral and other property now of hereafter in Lender’s possession, custody, safekeeping or control (all of the foregoing whether in Maker’s sole name, jointly with other, or for a specific purpose), and apply same to the amounts outstanding under this Note.

If any provision of this Note or any payments pursuant to this Note shall be held invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

To the extent any payment due under any Loan Document (defined in the Loan Agreement) is not paid within 10 calendar days of the due date therefor, in addition to any interest or other fees and charges due hereunder or under the applicable Loan Document, Maker shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made.  The imposition or collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

MAKER HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER AND MAKER MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING HERETO AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MAKER AND MAKER HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. LENDER IS HEREBY AUTHORIZED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND MAKER AND LENDER, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. MAKER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

Maker hereby consents and submits to the jurisdiction of, and agrees that any action, suit or proceeding to enforce this Note may be brought in, any state or federal court in the State of Oklahoma, Tulsa County. Maker hereby irrevocably waives any objection which Maker may have to the laying of the venue of any such action, suit, or proceeding in any such court and hereby further irrevocably waives any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.  Maker hereby consents that service of process in any action, suit or proceeding may be made by service upon Maker’s agent for service of process, by personal service upon such Maker, by delivery in accordance with the notice requirements in the Loan Agreement or in such other manner permitted by law.

This Note is given for an actual loan of money for business purposes and not for personal, family, household, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma.  This Note may not be changed orally, but only by and agreement in writing signed by Maker and Lender.

All notices, demands and requests required or desired to be given hereunder shall be delivered in accordance with the Loan Agreement.

This Note constitutes an extension and renewal of and increase to the $15,150,000 Promissory Note dated July 30, 2010, payable by Maker to the order of Lender.

[Signature page follows]

“Maker”

AAON, INC., an Oklahoma corporation

By
Norman H. Asbjornson, President

AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.)

By
Norman H. Asbjornson, President